UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2011
UDR, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     On March 31, 2011, UDR, Inc. (the “Company”) entered into an ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC (the “Initial Agents”). Under the terms of the Sales Agreement, the Company may sell up to 20,000,000 shares of its common stock, from time to time, to or through the Initial Agents and any additional agents appointed under the sales agreement from time to time by the Company, acting as sales agents (together, the “Agents”). Sales of the shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at prevailing market prices at the time of sale, or as otherwise agreed with the applicable Agent. The Company will pay each Agent compensation for sales of the shares equal to 2% of the gross sales price per share of shares sold through such Agent, as sales agent, under the Sales Agreement.
     The Company is not obligated to sell and the Agents are not obligated to buy or sell any shares under the Sales Agreement. No assurance can be given that the Company will sell any shares under the Sales Agreement, or, if it does, as to the price or amount of shares that it sells, or the dates when such sales will take place.
     The shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-156002), which became effective upon filing with the Securities and Exchange Commission on December 8, 2008.
     A copy of the Sales Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the material terms of the Sales Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.
     Morrison & Foerster LLP issued its opinions with respect to the legality of the shares of common stock that may be issued pursuant to the Sales Agreement and with respect to disclosure regarding certain U.S. federal income tax matters, which opinions are attached hereto and incorporated herein by reference as Exhibits 5.1 and 8.1, respectively. Kutak Rock LLP also issued its opinion with respect to certain U.S. federal tax matters regarding our REIT status, which opinion is attached hereto and incorporated by reference as Exhibit 8.2.
     ATM Equity Offering is a service mark of Merrill Lynch & Co., Inc.
ITEM 8.01. Other Events.
     On March 31, 2011, the Company issued a press release announcing the signing of the Sales Agreement. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
1.1	ATM Equity OfferingSM Sales Agreement dated March 31, 2011, among UDR, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC.

5.1	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

8.2	Tax Opinion of Kutak Rock LLP.

23.1	Consent of Morrison & Foerster LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Kutak Rock LLP (contained in Exhibit 8.2).

99.1	Press Release, dated March 31, 2011

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.
Date: March 31, 2011	/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	ATM Equity OfferingSM Sales Agreement dated March 31, 2011, among UDR, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC.

5.1	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

8.2	Tax Opinion of Kutak Rock LLP.

23.1	Consent of Morrison & Foerster LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Kutak Rock LLP (contained in Exhibit 8.2).

99.1	Press Release, dated March 31, 2011